SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)            December 23, 2002

                         URSTADT BIDDLE PROPERTIES INC.

                 (Exact name registrant as specified in charter)


Maryland                     1-12803                          04-2458042

(State or jurisdiction     (Commission file                (IRS Employer
   or incorporation)           number)                     Identification No.)


321 Railroad Avenue               Greenwich, Connecticut           06830

(Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code (203) 863-8200

                   ITEM 2-ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Real Property

On December 23, 2002, Urstadt Biddle Properties Inc. (the "Company") acquired the Westchester Pavilion Shopping Center (the "Property") located in White Plains, New York. The Property was purchased from the State of Wisconsin Investment Board ("Seller"). The purchase price was $39,900,000 excluding closing costs, fees and other expenses of approximately $130,000. The purchase price was funded with cash.

The Property was acquired pursuant to a Purchase and Sale Agreement by and between the State of Wisconsin Investment Board and Company. There is no relationship between any Director or Officer of the Company and Seller.

Material Factors Considered by the Company:

Market and Competition:

In deciding to acquire the Property, the Company considered general regional and local economic conditions and the Property's competitive posture within that market. Factors considered by the Company in determining the price to be paid included among other things, the Property's historical and expected cash flow, the nature of the tenants and terms of leases in place, current operating costs, real estate taxes, physical condition of the property and historical occupancy rates.

The Property is a regional shopping center located in Westchester County, New York. The Property was built in the 1950's and expanded and converted to a 3-story vertical shopping center in the mid-1990's. The Property has an aggregate net rentable area of approximately 173,569 square feet, and is 99% leased as of December 23, 2002. The Property is located in downtown White Plains, New York in one of the most desirable retail locations in Westchester County, New York. Westchester County, New York is one of the most affluent, densely populated areas in the United States.

The Property is adjacent to The Westchester, an 828,000 square foot regional mall anchored by Neiman Marcus and Nordstrom Department Stores. The Westchester is not considered direct competition to the Westchester Pavilion because the Westchester Pavilion has relatively lower rents and caters to more value oriented tenants.

The Property is leased to national credit tenants and has a predictable cash flow generated by leading national retailers. Substantially all of the leases with tenants are for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including insurance of the property and real estate taxes.

Tenants:

The Property's largest tenants are: Toys R' Us, a national toy store chain, occupying 46,850 square feet of leasable area of the Property (27% of the Property's gross leasable area (GLA)), The Sports Authority who occupies 43,000 square feet of leaseable area (25% of the Property's GLA), Borders Books who occupies 35,000 square feet of leasable area (20% of the Property's GLA) and Office Max who occupies 25,750 square feet of leasable area (15% of the Property's GLA). No other tenant leases more than 10% of the Property's GLA.

The following is a schedule of lease expirations of the Property by year:

                          Number of           Total Sqaure
                           Tenants                 Footage             Minimum              % of
                         Whose Leases        Expiring Each         Annual Base       Annual Base
                            Expire                    Year           Rentals(1)          Rentals
       Year
       2002                   -                          -              $    -             0.00%
       2003                   -                          -                   -             0.00%
       2004                   1                      5,553             152,708             4.16%
       2005                   2                     68,750           1,254,506            34.18%
       2006                   1                      7,720             110,000             3.00%
       2007                   -                          -                   -             0.00%
       2008                   -                          -                   -             0.00%
       2009                   2                     39,713             930,378            25.35%
       2010                   0                          -                   -             0.00%
       2011                   0                          -                   -             0.00%
       Thereafter             2                     50,345           1,222,260            33.31%
                              8                    172,081          $3,669,852           100.00%

(1) Based on 2002 annualized cash rents.

Building and Capital Improvements:

The estimated federal tax basis of the Property (including land) is approximately $39,900,000. The property will be depreciated on a federal tax basis over its estimated useful life (39 years) on a straight line basis. The Company anticipates that it will incur capital expenditures of approximately $300,000 over the next 12 to 18 months in connection with improvements to the Property.

Property Taxes:

The annual real estate taxes of the Property are $ 1,183,000 for the 2002 tax year.

Property Management:

The Company will manage the Property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

       (a)        Financial Statements
       (b)        Pro Forma Financial Information
       (c)        Exhibits

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      URSTADT BIDDLE PROPERTIES INC.
                                      (Registrant)


Date: January 28 , 2003               /s/ Charles J. Urstadt
                                      ----------------------
                                       By: Charles J. Urstadt
                                       Chairman and Chief Executive Officer

                         URSTADT BIDDLE PROPERTIES INC.
                                TABLE OF CONTENTS


Item 7 Financial Statements, Pro Forma Financial Information                                      Page

(a)  Financial Statements

Independent Accountants Report                                                                       6

Statements of Revenues and Certain Operating Expenses of Westchester Pavilion
   for the Year Ended December 31, 2001 (Audited) and Nine Months
   Ended September 30, 2002 (Unaudited)                                                              7

Notes to Statements of Revenues and Certain Operating Expenses of Westchester Pavilion
   for the Year Ended December 31, 2001 (Audited) and Nine Months
   Ended September 30, 2002 (Unaudited)                                                              8


(b)  Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of July 31, 2002                                            11

Pro Forma Consolidated Statement of Income
   for the Nine Months Ended July 31, 2002                                                          12

Pro Forma Consolidated Statement of Income
   for the Year Ended October 31, 2001                                                              13

Notes and Management's Assumptions to Pro Forma Consolidated
   Financial Statements                                                                             14


(c)  Exhibits


10.1 Purchase and Sale Agrement between the Registrant and the State of Wisconsin Investment Board (previously filed on Form 8-K dated December 24, 2002)

23.1  Consent of Independent Accountants

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Management of Urstadt Biddle Properties Inc.:


We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Westchester Pavilion, as described in Note 1, for the year ended December 31, 2001. This statement is the responsibility of the management of Urstadt Biddle Properties Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Operating Expenses of Westchester Pavilion was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the property acquired.

In our opinion, the statement referred to above presents fairly, in all material respects, the Revenues and Certain Operating Expenses of Westchester Pavilion, as described in Note 1, for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.





PricewaterhouseCoopers LLP


New York, New York
January 27, 2003

                              WESTCHESTER PAVILION
              STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
              AND NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
                                 (in thousands)

                                                                                               Nine Months
                                                                           Year Ended             Ended
                                                                           December 31,        September 30,
                                                                              2001                  2002
                                                                           ------------        --------------
                                                                                                 (Unaudited)
REVENUES:

      Base rents                                                                  $ 3,715           $ 2,786
      Escalations                                                                   2,791             2,166
      Percentage rent                                                                  78                40
      Miscellaneous                                                                   126                81
                                                                                    -----             -----
                                                                                    6,710             5,073



CERTAIN OPERATING EXPENSES:
      Operating                                                                     1,507             1,119
      Real estate taxes                                                             1,121               878
      Maintenance                                                                     425               238
      General and administrative                                                      235               241
                                                                                    -----             -----
                                                                                    3,288             2,476
                                                                                    -----             -----

EXCESS OF REVENUES OVER CERTAIN OPERATING EXPENSES                                $ 3,422           $ 2,597
                                                                                    =====             =====



The accompanying notes are an integral part of this financial statement.

                              WESTCHESTER PAVILION
         NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
               FOR THE YEAR ENDED DECEMBER 31, 2001 (AUDITED) AND
                NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

1.     BUSINESS AND ORGANIZATION:

The property known as Westchester Pavilion ("the Property") was owned by the State of Wisconsin Investment Fixed Retirement Trust Fund ("SWIB"). Clarion Partners ("Clarion") managed the Property under an investment advisory agreement. The Property comprises a shopping center and associated land located in White Plains, New York and has an aggregate gross leasable area of approximately 173,569 square feet. On December 23, 2002, the property was acquired by Urstadt Biddle Properties Inc.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying financial statement is presented in conformity with Rule 3-14 of Securities and Exchange Commission Regulation S-X. Accordingly, the financial statement is not representative of the actual operations for the periods presented, as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of depreciation and amortization, asset management fees, leasing expenses, and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain operating expenses for the nine months ended September 30, 2002 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain operating expenses for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for an entire year.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Property's cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Property's cost basis.

Rental Operations

The Property earns rental income from tenants under leasing arrangements which generally provide for minimum rents, escalations and charges to tenants for their pro rata shares of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements. Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued. Percentage rent is recognized when a specific tenant's sales breakpoint is achieved.

Income Taxes

The Property is not subject to income taxes; therefore no income taxes have been provided for in the accompanying financial statements.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures during the reporting period. Actual results could differ from those estimates.

3.         MANAGEMENT AGREEMENT :

Effective April 13, 1995, SWIB entered into an agreement with Clarion Realty Services, LLC ("Realty Services"), an affiliate of Clarion, to provide management services to the Property on a year-to-year basis until December 31, 1997 and on a month-to-month basis thereafter. For its services, Realty Services receives a fixed annual management fee subject to annual increases as defined in the management agreement. The management agreement also provides for a fee calculated at varying fixed percentages of base rent collections and/or gross construction expenditures, as defined, for new leases and/or supervision of construction  projects.  SWIB has the  right to  terminate  the  agreement  with written notice, under certain conditions, as defined in the management agreement. For the year ended December 31, 2001 and for the nine months ended September 30, 2002, fees incurred under this agreement which are included in Operating expenses in the accompanying statements of revenue and certain operating expenses were approximately $165,000 and $124,000, respectively.

4.         LEASES:

SWIB, as lessor, leases the Property under various noncancelable operating leases with unexpired terms ranging from 3 to 14 years. Minimum future rentals on noncancelable leases which extend for more than one year at December 31, 2001 are as follows:

                                            Year Ending
                                            December 31,

                                            2002             $3,696,000
                                            2003              3,702,000
                                            2004              3,732,000
                                            2005              2,698,000
                                            2006              2,586,000
                                            Thereafter       14,363,000

                                                            $30,777,000

Included in base rents for the year ended December 31, 2001 are approximately $3,254,000 from four major tenants. These tenants accounted for approximately 88% of the total base rental income.

Minimum rentals above do not include recoveries of operating expenses, real estate taxes, or percentage rents. Such amounts are reflected in the statement of revenues and certain operating expenses as escalations and percentage rent revenues.

ITEM 7 (B)   PRO FORMA FINANCIAL INFORMATION

The following pro forma information reflects the acquisition of the Ridgeway Shopping Center, on June 7, 2002, the acquisition of Westchester Pavilion on December 23, 2002 and the issuance of 8,050,000 shares of Class A Common stock by Urstadt Biddle Properties Inc. (the "Company").

The Pro Forma Consolidated Balance Sheet as of July 31, 2002 and the Pro Forma Consolidated Statements of Income for the nine months ended July 31, 2002 and for the year ended October 31, 2001 have been prepared to reflect the acquisition transactions, the Class A Common Stock offering and the adjustments described in the accompanying notes. The historical financial statements of Ridgeway Shopping Center are for the year ended December 31, 2001 and the period November 1, 2001 to June 6, 2002 and the historical financial statements of the Westchester Pavilion are for the year ended December 31, 2001 and for the nine months ended September 30, 2002. The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the acquisition of the Westchester Pavilion transaction and the exercise of the underwriters over-allotment of 1,050,000 shares of Class A Common Stock occurred on July 31, 2002. The pro forma consolidated statements of income for the nine months ended July 31, 2002 and for the year ended October 31, 2001 were prepared assuming the transactions occurred on the first day of each period presented. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of July 31, 2002 or what the actual results would have been assuming the acquisition transaction had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

                         URSTADT BIDDLE PROPERTIES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JULY 31, 2002
                                   (UNAUDITED)
                                 (in thousands)

                                                                               Company        Pro Forma                 Company
                                                                             Historical (a)     Adjustments             Pro Forma

Real Estate Investments:
     Core properties - at cost, net of accumulated depreciation                    $253,818         $40,030  (b)         $293,848
     Non-core properties- at cost, net of accumulated depreciation                   12,031                                12,031
     Mortgage notes receivable                                                        3,465                                 3,465
                                                                                    -------          ------               -------
                                                                                    269,314          40,030               309,344


Cash and cash equivalents                                                            44,593        (29,292)  (c)           15,301
Short-term investments                                                               15,014                                15,014
Interest and rent receivable                                                          5,105                                 5,105
Deferred charges, net of accumulated amortization                                     3,373                                 3,373
Prepaid expenses and other assets                                                     4,574                                 4,574
                                                                                    -------          ------               -------
                                            Total Assets                           $341,973         $10,738              $352,711
                                                                                    =======          ======               =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable                                                         $106,868                              $106,868
    Accounts payable and accrued expenses                                             2,243                                 2,243
    Deferred officers' compensation                                                     284                                   284
    Other liabilities                                                                 4,035                                 4,035
                                                                                    -------         -------               -------
                                            Total Liabilities                       113,430               -               113,430
                                                                                    =======         =======               =======


Minority Interests                                                                    7,320                                 7,320
                                                                                      -----                                ------
Preferred Stock                                                                      14,341                                14,341
                                                                                     ------                                ------
Stockholders' Equity:
    Common Stock                                                                         66                                    66
    Class A Common Stock                                                                174           $  10  (d)              184
    Additional paid in capital                                                      243,396          10,728  (d)          254,124
    Cumulative distributions in excess of net income                               (29,487)                              (29,487)
    Unamortized restricted stock compensation and
      notes from officers                                                           (7,267)                               (7,267)
                                                                                    -------          ------               -------
                                         Total Stockholders' Equity                 206,882          10,738               217,620
                                                                                    -------          ------               -------
                                         Total Liabilities & Stockholders' Equity  $341,973         $10,738              $352,711
                                                                                    -------          ------               -------

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE NINE MONTHS ENDED JULY 31 2002
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                                 Ridgeway
                                                    Company      Shopping        Westchester      Pro Forma         Company
                                                 Historical (a)   Center(b)      Pavilion (c)     Adjustments       Pro Forma
Revenues:
    Operating leases                               $29,592       $5,668           $4,992            $361     (h)    $40,613
    Lease termination income                           765                             -               -                765
    Interest and other                                 851            -               81               -                932
                                                    ------        -----            -----             ---             ------
                                                    31,208        5,668            5,073             361             42,310
                                                    ------        -----            -----             ---             ------
Operating Expenses:
    Property expenses                                9,150        1,729            2,235           (245)     (g)     12,869
    Interest                                         3,530            -                -           2,523     (e)      6,053
    Depreciation and amortization                    5,784            -                -           2,014     (f)      7,798
    General and administrative expenses              2,136            -              241               -              2,377
    Directors' fees and expenses                       133            -                -               -                133
                                                    ------        -----            -----           -----             ------
                                                    20,733        1,729            2,476           4,292             29,230
                                                    ------        -----            -----           -----             ------
Operating Income                                    10,475        3,939            2,597         (3,931)             13,080

Minority Interests in Results of
    Consolidated Joint Ventures                      (304)            -                -               -     (i)      (304)
                                                     ----         -----            -----          ------             ------
Net Income                                          10,171        3,939            2,597         (3,931)             12,776

Preferred Stock Dividends                          (1,161)            -                -               -            (1,161)
Excess of Carrying Value over Cost to
    Repurchase Preferred Shares                      3,071            -                -               -             3,071
                                                   -------        ------           -----         -------            ------
Net Income Applicable to Common
    and Class A Common Stockholders                $12,081       $3,939           $2,597        $(3,931)           $14,686
                                                   =======        =====            =====          ======            ======
Basic Earnings Per Share:
    Common                                           $0.67                                                            $0.56
                                                     =====                                                            =====
    Class A Common                                   $0.75                                                            $0.62
                                                     =====                                                            =====
Weighted Average Number of Shares
Outstanding:
    Common                                           6,039                                                            6,039
                                                     =====                                                            =====
    Class A Common                                  10,765                                         7,306   (d)       18,071
                                                    ======                                         =====             ======
Diluted Earnings Per Share:
    Common                                           $0.65                                                            $0.55
                                                     =====                                                            =====
    Class A Common                                   $0.72                                                            $0.61
                                                     =====                                                            =====
Weighted Average Number of Shares
Outstanding:
    Common and Common Equivalent                     6,397                                                            6,397
    Class A Common and                               =====                                                            =====
        Class A Common Equivalent                   11,281                                         7,306   (d)       18,587
                                                    ======                                         =====             ======

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement

                         URSTADT BIDDLE PROPERTIES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31, 2001
                                   (UNAUDITED)
                      (in thousands, except per share data)

                                                                     Ridgeway
                                                      Company         Shopping     Westchester      Pro Forma            Company
                                                      Historical(a)   Center(b)    Pavilion(c)     Adjustments          Pro Forma
Revenues:
    Operating leases                                    $34,209       $9,695         $6,584           $437   (h)       $50,925
    Lease termination income                              1,137          650              -              -               1,787
    Interest and other                                      747           42            126              -                 915
                                                         ------       ------          -----            ---              ------
                                                         36,093       10,387          6,710            437             $53,627
                                                         ------       ------          -----            ---              ------
Operating Expenses:
    Property expenses                                    11,502        2,834          3,053          (455)   (g)        16,934
    Interest                                              4,456            -              -          4,325   (e)         8,781
    Depreciation and amortization                         7,568            -              -          3,218   (f)        10,786
    General and administrative expenses                   2,484            -            235              -               2,719
    Directors' fees and expenses                            144            -              -              -                 144
                                                         ------        -----          -----          -----              ------
                                                         26,154        2,834          3,288          7,088              39,364
                                                         ------        -----          -----          -----              ------
Operating Income                                          9,939        7,553          3,422        (6,651)              14,263

Equity in Earnings of Unconsolidated
    Joint Venture                                         3,864            -              -              -               3,864

Minority Interests in Results of
Consolidated Joint Ventures                               (432)            -              -              -     (i)       (432)

Gains on Sales of Real Estate Investments                   316            -              -              -                 316
                                                         ------        -----          -----        -------              ------
Net Income                                               13,687        7,553          3,422        (6,651)              18,011

Preferred Stock Dividends                               (3,147)            -              -              -             (3,147)
                                                         -----         -----          -----         ------              ------
Net Income Applicable to Common and Class A
Common Stockholders                                     $10,540       $7,553         $3,422       $(6,651)             $14,864
                                                        =======       ======          =====         ======              ======
Basic Earnings per Share:
    Common                                                $0.91                                                          $0.72
                                                           ====                                                           ====
    Class A Common                                        $1.01                                                          $0.80
Weighted Average Number of                                 ====                                                           ====
 Shares Outstanding
     Common                                               5,881                                                          5,881
                                                          =====                                                          =====
      Class A Common                                      5,182                                      8,050   (d)        13,232
Diluted Earnings Per Share:                               =====                                      =====              ======
    Common                                                $0.88                                                          $0.71
                                                          =====                                                           ====
    Class A Common                                        $0.97                                                          $0.79
Weighted Average Number of                                =====                                                           ====
 Shares Outstanding:
    Common and Common
       Equivalent                                         6,038                                                          6,038
    Class A Common and Class A                            =====                                                          =====
       Common Equivalent                                  5,606                                      8,050   (d)        13,656
                                                          =====                                      =====              ======

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated

                         URSTADT BIDDLE PROPERTIES INC.
                        NOTES AND MANAGEMENT ASSUMPTIONS
                 TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a) Derived from the Company's unaudited financial statements at July 31, 2002

(b) Reflects the pro forma acquisition of the Westchester Pavilion for $40,030,000 including estimated transaction costs of approximately $130,000.
(c) Reflects pro forma use of cash and cash equivalents of the $40,030,000 cash investment in the Property and receipt of net proceeds of $10,738,000 from sale of Class A Common Shares of the Company.

(d) Reflects pro forma adjustment to reflect the issuance of 1,050,000 shares of Class A Common Stock of the Company for net proceeds of $10,738,000 to cover underwriters over-allotments as if the stock offering had been completed on July 31, 2002.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME:

(a) Derived from the Company's unaudited financial statements for the nine months ended July 31, 2002 and the audited financial statements for the year ended October 31, 2001.

(b) Reflects revenues and operating expenses as reported by the Ridgeway Shopping Center for the period November 1, 2001 to June 6, 2002 and the year ended December 31, 2001.

(c) Reflects revenue and operating expenses as reported by the Westchester Pavilion for the nine months ended September 30, 2002 and for the year ended December 31, 2001.

(d) Reflects pro forma adjustment to reflect the issuance of a total of 8,050,000 shares of Class A Common Stock of the Company in June 2002 (7,000,000 shares) and August 2002 (1,050,000 shares) as if the stock offering had been completed on November 1, 2000.

Ridgeway Shopping Center

(e) Reflects pro forma interest expense of $4,325,000 and $2,523,000 on a $57,369,000 mortgage loan for the the year ended October 31, 2001 and the period November 1, 2001 to June 6, 2002, respectively. Interest at a rate of 7.54% per annum.

(f) Reflects depreciation expense of $2,400,000 and $1,400,000 for the year ended October 31, 2001 and for the period November 1, 2001 to June 6, 2002, respectively, for the Ridgeway Shopping Center based on a 30-year estimated useful life for the property's building and improvements using a cost basis of $72,000,000 (the remaining purchase price is assumed to be allocated to land) as if the Property had been owned for the entire period.

(g) Reflects pro forma adjustment to property expenses to record the payment of consulting fees of $125,000 and $73,000 for the year ended October 31, 2001 and the nine month period ended July 31, 2002, respectively, to an affiliate of the partnership and to reflect a reduction in management fees of $415,000 and $194,000 for the year ended December 31, 2001 and for the period November 1, 2001 through June 6, 2002, respectively, from the change in the property manager.

(h) Reflects pro forma adjustment of $237,000 and $205,000 for the year ended October 31, 2001 and the nine month period ended July 31, 2002 to record operating rents on a straight-line basis

(i) The limited partner is entitled to a preference return of 9% per annum, from available cash remaining after the payment of a preferred return of 9% per annum, to the Company. For the year ended October 31, 2001 and nine months ended July 31, 2002, pro forma earnings were less than the preference due the Company. Accordingly, no amounts have been reflected as due to the minority interest in either period.

Westchester Pavilion

(f) Reflects depreciation expense of $818,000 and $614,000 for the year ended October 31, 2001 and the nine month period ended July 31, 2002, respectively, for the Westchester Pavilion based on a 39-year estimated useful life for the property's building and improvements using a cost basis of $31,920,000 (the remaining purchase price is assumed to be allocated to land) as if the property had been owned for the entire period.

(g) Reflects a reduction in management fees of $165,000 and $124,000 for the year ended December 31, 2001 and the nine month period ended September 30, 2002 from the change in the property manager.

(h) Reflects pro forma adjustments of $200,000 and $156,000 for the year ended October 31, 2001 and the nine month period ended July 31, 2002 to record operating rents on a straight-line basis.